Exhibit 10.6

                                    AGREEMENT

         Agreement, dated this __ day of June, 1999, among Digital Courier Technologies, Inc., a Delaware Corporation (the "Company"), Brown Simpson Strategic Growth Fund, Ltd., a Cayman Islands exempt company ("Brown Simpson Limited") and Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership ("Brown Simpson L.P." and, together with Brown Simpson Limited, "Brown Simpson").

         WHEREAS, the Company and Brown Simpson are parties to (i) the Securities Purchase Agreement dated as of November 23, 1998 and amended as of December 2, 1998 and (ii) the Securities Purchase Agreement dated March 3, 1999 (the "March 3rd Agreement" and, together with the November 23, 1998 Securities Purchase Agreement, as amended, the "Securities Purchase Agreements");

         WHEREAS, the Company has failed to have the Registration Statement covering the Registrable Securities declared effective by the Securities and Exchange Commission (as such terms are defined in the Registration Rights Agreement (the "Registration Rights Agreement") among the Company and Brown Simpson, dated as of November 23, 1998) in accordance with the terms of the Registration Rights Agreement;

         WHEREAS, pursuant to terms of the warrants (the "Warrants") issued to Brown Simpson in connection with the Securities Purchase Agreements, the Company has the right to cause Brown Simpson to exercise the Warrants (the "Call Option") if, with respect to each series of Warrants, the Per Share Market Value (as defined in the Warrants) equals or exceeds the amounts set forth under the column entitled "Call Option Price" on Schedule I hereof for the consecutive number of trading days set forth under the column entitled "Trading Days" on
Schedule I hereof;

         WHEREAS, pursuant to terms of the March 3rd Agreement, the Company has the right to cause Brown Simpson to purchase the Trance D Units (as defined in the March 3rd Agreement) if certain conditions set forth in the March 3rd Agreement are met (the "Tranche D Option");

         WHEREAS, the Company and Brown Simpson desire to (i) suspend all penalties incurred by the Company through August 2, 1999 in connection with the Registration Rights Agreement, (ii) amend, with respect to each series of Warrants, the number of consecutive trading days which triggers the Company's Call Option to the number of consecutive trading days set forth under the column entitled "Trading Days" on Schedule II hereof and (iii) amend the number of consecutive trading days which triggers the Company's Tranche D Option.

         NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Unless otherwise expressly stated herein to the contrary, all the provisions of the Securities Purchase Agreements, the Registration Rights Agreement and the Warrants remain valid, binding and in effect as set forth in the Securities Purchase Agreements, the Registration Rights Agreement and the Warrants, respectively, except as necessary to give effect to the matters provided for in this Agreement.

2. Brown Simpson shall waive any penalties incurred by the Company and owed to Brown Simpson through August 2, 1999 which relate to the failure of the Company to have a Registration Statement covering the Registrable Securities declared effective by the Securities and Exchange Commission in accordance with the terms of the Registration Rights Agreement.

3. The Company shall, with respect to each series of Warrants, amend the applicable number of consecutive trading days for which the Per Share Market Value is required to equal or exceed the "Call Option Price" before triggering the Company's Call Option to the number of consecutive trading days set forth under the column entitled "Trading Days" on Schedule II hereof.

4. Section 4.2(b)(xvi) of the March 3rd Agreement shall be amended as follows:

         Common Stock Price. The Per Share Market Value of the Common Stock shall have been more than the Tranche D Purchase Price per share for at least 130 consecutive trading days prior to the Tranche D Closing Date and at least equal to the Tranche D Purchase Price on the day before the Tranche D Closing Date; provided, however, that in no event shall the Tranche D Closing occur on a date which is prior to the 16th calendar day of the month following such 130 consecutive trading day period. The "Per Share Market Value" means on any particular date the closing bid price per share of the Common Stock on such date on Nasdaq or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date; and"

5. Notwithstanding the foregoing, if the Securities and Exchange Commission does not declare the Registration Statement effective by August 2, 1999, the penalties owed by the Company to Brown Simpson with respect to the Registration Rights Agreement shall be reinstated and owed in full to Brown Simpson from the date on which such penalties first began to accrue, as though this Agreement had not been entered into; provided, however, that in the event the foregoing shall occur (i) the number of trading days set forth under the column entitled "Trading Days" on Schedule II hereof shall continue to remain in effect and shall not revert back to the number of trading days set forth under the column entitled "Trading Days" on Schedule I hereof and (ii) Section 4.2(b)(xvi) of the March 3rd Agreement shall remain in effect as amended pursuant to the terms of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                      DIGITAL COURIER TECHNOLOGIES, INC.


                                        By:

                                      Name:

                                     Title:

                                      BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                      By:  Brown Simpson Asset Management, LLC


                                        By:

                                      Name:

                                     Title:

                                      BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                        By:  Brown Simpson Capital, LLC
                                             its general partner


                                        By:

                                      Name:

                                     Title:

                                              SCHEDULE I
                                              ----------

------------------- ---------------------------- ----------------------------- ----------------------------
 Series             Number of Warrants           Call Option Price1               Trading Days
 ------             ------------------           -----------------                ------------
------------------- ---------------------------- ----------------------------- ----------------------------
A-1                      260,000                       $11.06                          15
------------------- ---------------------------- ----------------------------- ----------------------------
A-2                      140,000                       $11.06                          15
------------------- ---------------------------- ----------------------------- ----------------------------
A1X-1                     50,000                       $18.98                          15
------------------- ---------------------------- ----------------------------- ----------------------------
A1X-2                    150,000                       $18.98                          15
------------------- ---------------------------- ----------------------------- ----------------------------
A1-1                      50,000                       $18.98                          15
------------------- ---------------------------- ----------------------------- ----------------------------
A1-2                     150,000                       $18.98                          15
------------------- ---------------------------- ----------------------------- ----------------------------
C-1                      444,444                       $11.06                          30
------------------- ---------------------------- ----------------------------- ----------------------------
C-2                      355,556                       $11.06                          30
------------------- ---------------------------- ----------------------------- ----------------------------


                                             SCHEDULE II
                                             -----------
------------------- ---------------------------- ----------------------------- ----------------------------
 Series             Number of Warrants           Call Option Price2               Trading Days
 ------             ------------------           -----------------                ------------
------------------- ---------------------------- ----------------------------- ----------------------------
A-1                      260,000                       $11.06                         130
------------------- ---------------------------- ----------------------------- ----------------------------
A-2                      140,000                       $11.06                         130
------------------- ---------------------------- ----------------------------- ----------------------------
A1X-1                     50,000                       $18.98                         130
------------------- ---------------------------- ----------------------------- ----------------------------
A1X-2                    150,000                       $18.98                         130
------------------- ---------------------------- ----------------------------- ----------------------------
A1-1                      50,000                       $18.98                         130
------------------- ---------------------------- ----------------------------- ----------------------------
A1-2                     150,000                       $18.98                         130
------------------- ---------------------------- ----------------------------- ----------------------------
C-1                      444,444                       $11.06                         130
------------------- ---------------------------- ----------------------------- ----------------------------
C-2                      355,556                       $11.06                         130
------------------- ---------------------------- ----------------------------- ----------------------------